UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 30, 2012 (May 24, 2012)

Competitive Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8696	36-2664428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(203) 368-6044

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Officers

On May 24, 2012, Competitive Technologies, Inc. (the “Company”) held its annual meeting of Directors.  At the meeting, the Board of Directors unanimously elected Peter Brennan as Chairman of the Board of Directors.  Rustin Howard opted not to stand for reelection as Chairman due to increased personal business responsibilities that he felt would unfairly impact his ability to perform the duties of Chairman of the Board.

Mr. Howard has been provided with a copy of this disclosure and given an opportunity to respond to it.  He has indicated to us that he agrees with this disclosure.  We will file any correspondence with respect to this disclosure via amendment.

Also at the meeting, the Board of Directors reelected Johnnie D. Johnson as CEO and CFO of the Company.

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

On May 24, 2012, Competitive Technologies, Inc. (the “Company”) held its annual meeting of shareholders.  At the meeting, the following issues were submitted to a vote:

Election of Directors

Peter Brennan, Richard D. Hornidge, Jr., Rustin Howard, Robert G. Moussa and Stan K. Yarbro, Ph.D. were nominated to be reelected as the directors of the Company.  Votes were as follows:

	For	Withheld	Broker Non-Vote
Peter Brennan	5,130,857	197,659	7,818,728
Richard D. Hornidge, Jr.	5,125,488	203,028	7,818,728
Rustin Howard	5,125,695	202,821	7,818,728
Robert G. Moussa	5,129,409	199,107	7,818,728
Stan K. Yarbro, Ph.D.	5,130,826	197,690	7,818,728

Amendment to Articles of Incorporation

At the meeting, the stockholders voted to amend Article FOURTH of the Certificate of Incorporation filed with the Office of the Secretary of State of Delaware to read as follows:

"FOURTH.  The total number of shares of stock of all classes of stock which the Corporation shall have authority to issue is 40,035,920 shares, of which 35,920 shares, with a par value of $25.00 each, are to be Preferred Stock, and 40,000,000 shares, with a par value of $.01 each, are to be common stock.”

The stockholders voted as follows:

For	Against	Abstain
11,595,769	1,246,124	305,351

Ratification of Auditors

The shareholders voted for the ratification of Mayer Hoffman McCann CPAs as the Company's independent registered public accounting firm.  Votes were as follows:

For	Against	Abstain
12,730,585	267,065	149,594

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

(Registrant)

Dated: May 30, 2012

By:  \s\ Johnnie D. Johnson

Johnnie D. Johnson

Chief Executive Officer